STOCK AWARD AGREEMENT THIS STOCK AWARD AGREEMENT (the “Award Agreement”) is made effective as of [Date of Grant] (the “Grant Date”) between Pilgrim’s Pride Corporation, a Delaware corporation (the “Company”), and the employee of the Company named on the signature page of this Award Agreement (the “Participant”). Capitalized terms not otherwise defined herein shall have the same meanings as in the Pilgrim’s Pride Corporation Long Term Incentive Plan (the “Plan”). WHEREAS, the Company desires to grant the Stock Award (the “Stock Award”) provided for herein to the Participant; and WHEREAS, the Stock Award is subject to the terms and conditions of the Plan and the further terms and conditions set forth in this Award Agreement. NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows: 1. Grant of the Award. Subject to the provisions of this Award Agreement and the Plan (collectively, the “Award Documents”), the Company hereby grants to the Participant the whole number of shares of Common Stock set forth on the signature page hereto. The Participant shall not be required to pay any additional consideration for the issuance of a share of Common Stock under this Stock Award. 2. Incorporation of Plan. The Participant acknowledges receipt of the Plan. This Award Agreement and the shares of Common Stock granted hereunder shall be subject to the Plan, the terms of which are incorporated herein by reference, and in the event of any conflict or inconsistency between the terms of the Plan and this Award Agreement, the applicable terms of the Plan shall govern. 3. Vesting Date. The shares of Common Stock granted under this Stock Award shall be fully vested upon the Grant Date. 4. Full Settlement. The Participant acknowledges and agrees that the delivery of shares of Common Stock pursuant to this Award Agreement is a full and complete settlement of the obligations of the Company and its affiliates to the Participant under this Award Agreement and that the Participant has no right or entitlement to any other grants or compensation from the Company or its affiliates for periods prior to the Grant Date. 5. Rights as a Stockholder. The Participant shall have all rights as a stockholder with respect to any shares of Common Stock delivered to the Participant under this Award Agreement, including, without limitation, voting rights and the right to receive dividends 6. Legend on Certificates. The certificates representing any of the shares of Common Stock delivered under this Award Agreement shall bear such legends as the Committee determines appropriate referring to restrictions on the transfer of such shares imposed by this Award Agreement or the Plan and such other legends as are required or appropriate under applicable law. 7. Conditions to Delivery of Common Stock Certificates. The Company shall not be required to deliver any certificate for shares of Common Stock pursuant to this Award Agreement prior to fulfillment of all of the following conditions:

(a) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee determines to be necessary or advisable; and (b) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience. 8. No Entitlements. (a) No Right to Continued Employment. This award is not an employment agreement, and nothing in the Plan or this Award Agreement shall (i) alter the Participant’s status as an “at-will” employee of the Company, (ii) be construed as guaranteeing the Participant’s employment by the Company or as giving the Participant any right to continue in the employ of the Company during any period or (iii) be construed as giving the Participant any right to be reemployed by the Company following any termination of employment. (b) No Right to Future Awards. This Stock Award and all other equity-based awards under the Plan are discretionary. This award does not confer on the Participant any right or entitlement to receive another Stock Award or any other equity-based award under the Plan or otherwise at any time in the future or in respect of any future period. (c) No Effect on Future Employment Compensation. This award does not confer on the Participant any right or entitlement to receive compensation in any specific amount for any future fiscal year and does not diminish in any way the Company’s discretion to determine the amount, if any, of the Participant’s compensation. In addition, this Stock Award is not part of the Participant’s base salary or wages and will not be taken into account in determining any other employment-related rights the Participant may have, such as rights to pension or severance pay. 9. Taxes and Withholding. As of the Grant Date, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to the grant of shares of Common Stock hereunder. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled in cash, shares of Common Stock, including Common Stock that is part of this Stock Award, or any other method approved by the Committee. The obligations of the Company to make a payment pursuant to this Award Agreement shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including, without limitation, by withholding cash or shares of Common Stock to be delivered under this Stock Award. 10. Securities Laws. In connection with this Stock Award, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Award Agreement. 11. Miscellaneous Provisions. (a) Notices. Any notice necessary under this Award Agreement shall be addressed to the General Counsel of the Company and to the Participant at the most recent address appearing in the records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Notwithstanding the foregoing, the Company may deliver notices to the Participant by means of email or other electronic means that are generally used for employee communications. Any such notice shall be deemed effective upon receipt thereof by the addressee. (b) Headings. The headings of sections and subsections are included solely for convenience of reference and shall not affect the meaning of the provisions of this Award Agreement. (c) Counterparts. This Award Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. (d) Entire Agreement. The Award Documents constitute the entire agreement between the parties hereto with regard to the subject matter hereof. They supersede all other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof. (e) Amendments. The Board or the Committee shall have the power to alter, amend, modify or terminate the Plan or this Award Agreement at any time; provided, however, that no such termination, amendment or modification may adversely affect, in any material respect, the Participant’s rights under this Award Agreement without the Participant’s consent. Notwithstanding the foregoing, the Company shall have broad authority to amend this Award Agreement without the consent of the Participant to the extent it deems necessary or desirable (i) to comply with or take into account changes in or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, (ii) to take into account unusual or nonrecurring events or market conditions, or (iii) to take into account significant acquisitions or dispositions of assets or other property by the Company. Any amendment, modification or termination shall, upon adoption, become and be binding on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Committee shall give written notice to the Participant in accordance with Section 11(a) of any such amendment, modification or termination as promptly as practicable after the adoption thereof. The foregoing shall not restrict the ability of the Participant and the Company by mutual consent to alter or amend the terms of this Award Agreement in any manner that is consistent with the Plan and approved by the Committee. (f) Successor. Except as otherwise provided herein, this Award Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company. (g) Choice of Law. Except as to matters of federal law, this Award Agreement and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts executed and performed entirely in such State. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the Grant Date. PILGRIM’S PRIDE CORPORATION By: Name: Fabio Sandri Title: President and Chief Executive Officer NAME OF PARTICIPANT: [Name of Participant] NUMBER OF SHARES OF COMMON STOCK: [Number of Shares] ACCEPTED AND AGREED: PARTICIPANT Date: